                                                                   Exhibit 10.49

                                  AMENDMENT TO
                             PAN AMERICAN BANK, FSB
                                    401(K) PLAN
                  ------------------------------------------

                  (EFFECTIVE GENERALLY AS OF JANUARY 1, 1998)

                                  AMENDMENT TO
                             PAN AMERICAN BANK, FSB
                                    401(K) PLAN
                  ------------------------------------------

                  (EFFECTIVE GENERALLY AS OF JANUARY 1, 1998)


          Pan American Bank, FSB (the "Employer") has previously established the Pan American Bank 401(k) Profit Sharing Plan (the "Plan") for the benefit of its eligible employees and their beneficiaries, and for the benefit of the eligible employees and beneficiaries of its affiliates which become "Covered Employers" as the term is defined in Section 1.2 of the Adoption Agreement the Plan with the consent of the Employer.

          Pursuant to resolutions adopted by the Board of Directors of the Employer, the Adoption Agreement for the Plan is hereby amended, generally effective as of January 1, 1998, unless otherwise provided, as follows:

          1. SECTION 1.2 - COVERED EMPLOYERS. Section 1.2 of the Adoption Agreement for the Plan is hereby amended to read as follows:

               1.2  Covered Employers.  The Plan shall cover the employees of
                    -----------------
     the following Covered Employers in addition to the Adopting Employer:

                                     TAX IDENTIFICATION  EMPLOYER EFFECTIVE DATE
         NAME OF EMPLOYER                  NUMBER              OF COVERAGE
--------------------------------------------------------------------------------
United PanAm Mortgage Corporation                             July 1, 1997
--------------------------------------------------------------------------------
                                                           Date on which UACC
United Auto Credit Corporation                            became subsidiary of
 (UACC)                                                    Adopting Employer

--------------------------------------------------------------------------------


          2. SECTION 4.2(B) - EMPLOYER MATCHING CONTRIBUTIONS. Section 4.2(b) of the Adoption Agreement for the Plan is hereby amended by deleting the reference to "not applicable" and by providing as follows, effective January 1, 1998:

               "(b) Employer Matching Contributions.  Discretionary Employer
                    -------------------------------
     Matching Contributions, which are based on cash or deferred contributions by employees pursuant to Section 4.2(b) above may be any percentage of the cash or deferred contribution designated by the Employer each year (including contributions in excess of 100% of the cash or deferred contributions). Matching Contributions (including fixed matching contributions if elected below) shall be allocated based upon cash of deferred contributions made to the extent they do not exceed 6% of compensation."

          3. SECTION 5.2 - VESTING SCHEDULE. Section 5.2 of the Adoption Agreement for the Plan is hereby amended in its entirety to read as follows, effective January 1, 1998:

               5.2(b)(iii)   [x]    Years of Service       Vested Percentage
                                    ----------------       -----------------

                                           1              20% (not less than 0)
                                           2              40% (not less than 20)
                                           3              60% (not less than 40)
                                           4              80% (not less than 60)
                                           5 or more     100% (not less than 80)

               5.2(c)(iii)   [x]    Years of Service       Vested Percentage
                                    ----------------       -----------------
                                           1              20% (not less than 0)
                                           2              40% (not less than 20)
                                           3              60% (not less than 40)
                                           4              80% (not less than 60)
                                           5 or more     100% (not less than 80)

               5.2(d)(iii)   [x]    Years of Service       Vested Percentage
                                    ----------------       -----------------

                                           1              20% (not less than 0)
                                           2              40% (not less than 20)
                                           3              60% (not less than 40)
                                           4              80% (not less than 60)
                                           5 or more     100% (not less than 80)

          IN WITNESS WHEREOF, the Employer has caused the foregoing amendments to be executed on this 1st day of January, 1998.

EMPLOYER:                     PAN AMERICAN BANK, FSB


                              By /s/ Lawrence J. Grill
                                     -----------------
                                              , President and
                                     Chief Executive Officer


                              By /s/ Andree B. Moore
                                     -----------------
                                     Assistant, Corporate Secretary


COVERED EMPLOYERS:            UNITED AUTO CREDIT CORPORATION


                              By /s/ Ray Thousand
                                     -----------------
                                              , President and
                                     Chief Executive Officer


                              By /s/ Lou Ross
                                     -----------------
                                              , Corporate Secretary


                              UNITED PANAM MORTGAGE CORPORATION


                              By /s/ John T. French
                                     -----------------
                                              , President and
                                     Chief Executive Officer


                              By /s/ Andree B. Moore
                                     -----------------
                                              , Corporate Secretary

                            REBER & ASSOCIATES, LTD.
                            ------------------------

                              PROFIT-SHARING PLAN
                              -------------------

                            ADOPTION AGREEMENT #002
                            -----------------------


          By this Agreement, the Employer adapts a profit-sharing plan pursuant to the Reber & Associates, Ltd. Defined Contribution Plan and Trust and the Trustee accepts its appointment as Trustee of the Trust created hereunder.

     The Name of this Plan is:

     PAN AMERICAN BANK 401K PROFIT SHARING PLAN
     ------------------------------------------

     The Plan Number is: 001
                         ---
                         (Three digit number beginning with 0)


I.   EMPLOYER INFORMATION.
     --------------------

     1.1  Adopting Employer:
          -----------------

          (a) The name of the Adopting Employer is:

               PAN AMERICAN BANK, FSB
               ----------------------

          (b) The address of the Adopting Employer is:

               1300 S.  EL CAMINO REAL, SUITE 320
               ----------------------------------

               SAN MATEO, CA 94402
               -------------------

          (c) Employer tax identification number:

               94-3201867
               ----------

          (d)  The Adopting Employer is a:

               [x] Corporation           [ ] S Corporation
                   (other than S)

               [ ] Partnership           [ ] Proprietorship

               [x] Other  FEDERALLY CHARTERED SAVINGS ASSOCIATION
                          ---------------------------------------

     1.2  Covered Employers:  The Plan shall cover the employees of the
          -----------------
     following Covered Employers in addition to the Adopting Employer designated in Section 1.1:

                                                                Employer
                                          Tax                  Effective
                                    Identification              Date of
Name of Employer                        Number                  Coverage
------------------------------     ------------------       -----------------
Not Applicable
------------------------------     ------------------       -----------------

------------------------------     ------------------       -----------------

------------------------------     ------------------       -----------------


II.  PLAN INFORMATION.
     ----------------

     2.1  Plan Adoption:  This Plan is adopted as a [select one):
          -------------

          [x] New Plan

          [ ] Amended or Restated Plan

     If amended or restated, name of plan prior to this amendment or restatement:

          --------------------------------------------------------------------

     2.2  Plan Administrator:  The Plan Administrator shall be [select one]:
          ------------------

          [x] The Employer

          [ ]
               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------
                         [list name or names]
               or such other person or persons selected by the Employer.  Note:
                                                                          ----
               The Plan Administrator may be changed by action of the Employer without execution of a new Adoption Agreement.

     2.3  Trustee:  The Trustee of the Trust created pursuant to the Plan at the
          -------
     time of adoption of this Agreement is:

                 Advisors Trust Company
          --------------------------------------------------------------------

          --------------------------------------------------------------------

          --------------------------------------------------------------------

          Note:  The Trustee may be changed by action of the Employer without
          ----
          the execution of a new Adoption Agreement.

     2.4  Agent for Service of Process.  The agent for service of process for
          ----------------------------
     the Plan is (insert name and address [if different from that of the Employer] of one or more individuals):

                 Pan American Bank, FSB
          --------------------------------------------------------------------

                 1300 S. 21 Camino Real
          --------------------------------------------------------------------

                 San Mateo, CA 94402
          --------------------------------------------------------------------


          Note:  Service of process may also be made on any other individual
          ----
     serving as Administrator or Trustee of the Plan.

     2.5  Anniversary Date:  The Anniversary Date is the last day of the Plan
          ----------------
     Year which is   December 31    .
                     -----------

     2.6  Plan Year:  The Plan Year is the 12 consecutive month period beginning
          ---------
     on   January 1   and ending on December 31 .  The Limitation Year for the
        -------------               ------------
     limits on benefits and contributions under Code Section 415 shall be the Plan Year unless a different Limitation Year is designated as follows: The
     12 consecutive month period beginning on and ending on          and ending
     on           .

          Change in Plan Year:  If this is a change in Plan Year or a new plan
          -------------------
          beginning on a date other than the first day of the year, the first Plan Year under this agreement shall be a short Plan Year which begins on ____________, 19____ and ends on the next Anniversary Date.

     2.7  Effective Date.  The Effective Date of this Plan or amendment is
          --------------                                                   -
     April 1,1995 .
     -------------

          Note:  Certain effective dates for basic plan provisions predate this
          ----
     effective date if this is an amended or restated plan.  If this is an
     amended or restated plan, the original effective date is:          .

     2.8  Frozen Plan (check it applicable and do not complete Articles III, IV
          -----------
     and V below other than Section 5.1):

          [ ] The Plan was frozen by action of the Employer on or before the Effective Date designated in Section 2.7 or effective on the following date, if later:

                         .  No additional employees shall become eligible to
                         ---------------------------------------------------
     participate and no contributions shall be made to the Plan.  The interests
     --------------------------------------------------------------------------
     of all current Participants shall be 100% vested at all times.
     --------------------------------------------------------------

III  ELIGIBILITY.
     -----------

     NO AGE REQUIREMENTS.

     3.1  Age.  Minimum Age shall be  0  years (not to exceed 21).
          ---                        ---

     3.2  Service.
          -------

          IF HIRED ON 4/1/95, IMMEDIATE PARTICIPATION, THEREAFTER
          (a) The service requirement for participation in Cash or Deferred
     Contributions shall be one year or  6   months (not to exceed 12),
                                        ----
     providing the employee has signed the Company's At-will/Employment
     Statement.

          (b) The service requirement for participation in Employer Matching
     Contributions shall be  N/A   years (not to exceed 2) or  N/A  months (not
                            ------                            -----
     to exceed 24).  Note: If a vesting schedule other than full vesting is
                     ----
     elected under Section 5.2, the eligibility requirement shall not exceed 1 year.

          (c) The service requirement for participation in Employer Profit-Sharing Contributions shall be N/A year (not to exceed 2) or N/A months
                                    -----                          -----
     (not to exceed 24).  Note: If a vesting schedule other than full vesting is
                          ----
     elected under Section 5.2, the eligibility requirement shall not exceed 1 year.

          (d) In order to complete a year of service for eligibility purposes, an employee must complete 1,000 hours of service in the eligibility computation period unless a lower number of hours is designated: 6 MONTHS
                                                                      --------
     OF SERVICE WITHOUT REGARD TO NUMBER OF HOURS WORKED.
     ---------------------------------------------------

     3.3  Entry Dates [select one].
          -----------

          [ ]  The first day of the Plan Year: ___________________________
               and the date six months later: ____________________________

          [ ]  The last day of the Plan Year: ____________________________
               and the date six months earlier: __________________________

          [x]  The first day of each calendar month.

          [ ]  Other: ____________________________________________________
          (Note: Entry dates may not be more than six months apart.)

     3.4  Service for Eligibility.  Service for eligibility purposes shall
          -----------------------
     include service with the following Employers during periods in which service is not otherwise required to be counted [designate date after which service is counted, if limited]. Note: This section does not have to be
                                       ----
     completed if the only service counted is with Employers which are required to be aggregated under Code (S) 414(b), (c), (m), (n) or (o).

                                                           Date After Which
Name of Employer                                          Service is Counted
----------------                                          ------------------
NOT APPLICABLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     (Service may only be counted if the Employer continues all or a portion of the business of the Employer designated in this Section.)

     NOT APPLICABLE
     3.5  Excluded Employees.  The following employees shall be excluded from
          ------------------
     participation in the Plan (check applicable exclusions):

          [ ] (a) Employees included in a unit of employees covered by a collective bargaining agreement.

          [ ] (b)  Other (specify):
                                    -------------------------------------------

                   ------------------------------------------------------------

                   ------------------------------------------------------------

                   ------------------------------------------------------------



          Caution:  If other exclusions are elected under 3.5(b), the plan is
          -------
          still subject to the participation requirements of Code (S)401(a)(26) and the coverage requirements of Code (S)410(b).

IV.  CONTRIBUTIONS.
     -------------

     4.1  Employer Profit-Sharing Contribution.  Any Employer contribution which
          ------------------------------------
     is not a matching contribution provided in Section 4.2(b) or a designated cash or deferred or matching contribution (as defined in the

     Plan) shall be made as a general Profit-Sharing contribution and shall be allocated on the following basis (select one):

          [x]  Non-Integrated Formula.  The contribution shall be expressed as a
               ----------------------
     percentage of the compensation of all Participants eligible to share in the contribution (the "contribution percentage") and each such Participant shall receive an allocation of the Employer contribution equal to his compensation for the year (determined under Section 4.4) multiplied by the contribution percentage.

          [ ]  Integrated Formula [select (a) or (b) below]. Note:  An
               --------------------------------------------  ----
     integrated formula may not be elected if the Adopting Employer maintains another defined contribution plan integrated with Social Security under Code (S)401(l). The integration level in each case shall be the taxable wage base in effect for F.I.C.A. tax purposes on the first day of the Plan Year.

          [ ]  (a)  Fixed Integration Rates. (Note: This option should be
                    -----------------------
          selected if it is expected that the Excess Rate will equal or exceed
                                              -----------
          5.7%.)  The contribution shall be allocated in the following order:

               (1) Each Participant's compensation shall be multiplied by the Base Rate and such amount shall be allocated to that Participant's Employer Contributions Account. If the contribution is less than the elected Base
                                                                          ----
     Rate, the contribution shall be expressed as a percentage of compensation,
     ----
     which percentage shall be used as the Base Rate and the entire contribution shall be allocated under this subparagraph (1).

               (2) Each Participant's compensation in excess of the integration level shall be multiplied by the Excess Rate and such amount shall be
                                      -----------
     allocated to that Participant's Employer Contributions Account. If the contribution in excess of the amount allocated in (1) above is less than the amount needed to allocate the full amount of the elected Excess Rate
                                                                  -----------
     under this subparagraph (2), then
     the Excess Rate shall be the sum of compensation of each Participant in
         -----------
     excess of the integration level divided by the contribution to be allocated under this subparagraph.

               (3) The balance, if any, of the contribution remaining after the allocations in (1) and (2) above shall be expressed as a percentage of the compensation of all Participants eligible to share in the contribution and each such Participant shall receive an allocation of the Employer contribution equal to his compensation for the year multiplied by such percentage.

               The Base Rate and Excess Rate shall be the following:
                   ---------     -----------

                   Base Rate (select one).
                   ---------

                   [ ]   (1)    5.7%.

                   [ ]   (2)    5.7% (or, if greater, the old age
                                insurance rate under Code (S) 3111(a) in effect on the first day of the Plan Year).

                   [ ]   (3)    ______% (cannot exceed 10%).

                   Excess Rate (select one). In no event may the excess rate
                   -----------
                   exceed the Base Rate selected above.

                   [ ]   (1)    5.7%.

                   [ ]   (2)    5.7% (or, if greater, the old age insurance
                                rate under Code Section 3111(a) in effect on the first day of the Plan Year).

                   [ ]   (3)    __________% (cannot exceed the percentage
                                determined under (2) above).

          [ ]  (b)  Flexible Integration Rate.  (Note: this option should be
                    -------------------------    ----
          selected if maximum allocation to
          excess compensation is desired and the Base Rate is expected to be
                                                 ---------
          less than 5.7% in any year.) The contribution shall be allocated among Participants by allocating to each Participant an amount equal to his compensation multiplied by the Base Rate. In addition, an amount equal
                                         ---------
          to the compensation of each Participant in excess of the integration level, multiplied by the Excess Rate, shall be allocated to each
                                   -----------
          Participant who has compensation in excess of the integration level. The integration level shall be the taxable wage base in affect for F.I.C.A. tax purposes on the first day of the Plan Year. The Base Rate
                                                                       ---------
          and the Excess Rate shall be computed as follows:
                  -----------

               (1) Base Rate of 5.7% or Less.  The contribution to be allocated
                   -------------------------
     shall be divided by the sum of the total compensation of all Participants eligible to share in the contribution and the total of the compensation in excess of the integration level of all the Participants. If the resulting number is less than .057 (or, the old age insurance rate under Section 3111(a) of the Code in effect on the first day of the Plan Year, if greater), that number, when expressed as a percentage will be the Base
                                                                       ----
     Rate.  The Excess Rate shall be equal to the Base Rate.
                -----------                       ---------

               (2) Base Rate Greater than 5.7%. If the rate determined under (a)
                   ---------------------------
     above is greater than .057 (or if greater, the old age insurance rate under Code (S)3111(a) in effect on the first day of the Plan Year), then the

     Excess Rate shall be 5.7% (or, if greater, the old age insurance rate under
     -----------
     Code (S)3111(a) in effect on the first day of the Plan Year) and the Base
                                                                          ----
     Rate shall be determined by the following procedure:
     ----

               (a) The total compensation in excess of the integration level for each Participant shall be multiplied by the Excess Rate which shall be 5.7%
                                                 -----------
     (or the old age insurance rate. Under Section 3111(a) of the Code in effect on the first day of the Plan Year, if greater).

               (b) The amount determined under (a) above shall be subtracted from the total contribution to be allocated and the difference shall be divided by the compensation of the Participants eligible to share in the contribution and the result, when expressed as a percentage, shall be the Base Rate.
                                                              ---------

     4.2  Cash or Deterred Contributions Under Code (S)401(k).
          ---------------------------------------------------

          Cash or Deferred Contributions shall be permitted:

               [x]  Yes               [ ]  No

          (a) and (b) below apply only if cash or deferred contributions are permitted.

          (a) Cash or Deferred Contributions.  Each Participant shall be
              ------------------------------
     permitted to make cash or deferred contributions pursuant to Code
     (S)401(k). Such contributions shall be limited to the maximum annual contribution permitted under Section 4.3(g) of the Plan ($7,000, as adjusted by the Internal Revenue Service). In addition, the cash or deferred contributions shall be limited to 15% of compensation.
                                                -----

          NOT APPLICABLE
          (b) Employer Matching Contributions.  Discretionary Employer Matching
              -------------------------------
     Contributions, which are based on cash or deferred contributions by employees pursuant to Section 4.2(a) above may be any percentage of the cash or deferred contribution designated by the Employer each year (including contributions in excess of 100% of the cash or deferred contributions). Matching contributions (including fixed matching contributions if elected below) shall be allocated based upon cash or deferred contributions made to the extent they do not exceed 0% of
                                                                  ----
     compensation (specify percentage limit on which Employer matching contributions are based. The Employer may make Fixed Matching Contributions by completing the election below.

          NOT APPLICABLE

          [ ]  Fixed Matching Contribution.  The Employer shall make a matching
               ---------------------------
     contribution each year in the amount of ______% of the cash or deferred contribution made pursuant to Section 4.2(a).

          Note:     Matching contributions are subject to the requirements of
          ----
     Section 4.3 below.

     4.3  Contribution Limitations and Requirements.
          -----------------------------------------

          (a) Annual Limitation on Contributions.  In no event shall the total
              ----------------------------------
     allocation of contributions to any Participant in any Plan Year under Sections 4.1 and 4.2 above and 4.6 below and under any other plans maintained by the Employer exceed 25% of such Participant's compensation for such year or, if less, $30,000 (as adjusted pursuant to Article VI of the Plan).

          (b) Top-Heavy Minimum Contribution.  The contribution of the Employer
              ------------------------------
     (not including cash or deferred contributions) allocated to each Participant who is a non-key employee (as defined in the Plan) must be at least 3% of such Participant's compensation (determined without regard to the exclusions in Section 4.4) or, if less, the percentage of compensation allocated to the key employee receiving the highest percentage allocation, unless the Top-Heavy Minimum Contribution is provided under another plan maintained by the Employer.

     4.4  Compensation Considered.  Compensation for the purpose of allocating
          -----------------------
     the Employer contribution (other than the Top-Heavy Minimum Contribution) shall include all compensation subject to the following exclusions (check the excluded types of compensation):

          [x] Compensation prior to the Entry Date on which an Employee becomes a Participant in the Plan.

          [ ]  Bonuses.

          [ ]  Overtime.  (Caution: Exclusion of overtime in a profit-sharing
                           -------
     plan may cause recomputation of base compensation to determine overtime premium under Federal Wage Hour Laws.)

          [ ] Commissions. If commissions are partially excluded, check applicable exclusion:

               [ ]  ___________% of commissions.

               [ ]  Commissions in excess of $___________.

               [ ]  Other (specify):
                                     -------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

                    ------------------------------------------------------------

     Compensation shall include only compensation paid unless the following election is completed:

               [ ]  Compensation shall mean compensation accrued during a year.

     4.5  Participation in Employer Matching and Profit-Sharing contributions.
          -------------------------------------------------------------------
     In order for a Participant to share in the allocation of the Employer's matching and profit-sharing contributions for a Plan Year, the Participant must meet the following requirements [check applicable requirements]:

          (a)  [ ]  Hours of Service.  The employee must complete 1,000 hours of
                    ----------------
          service during the Plan Year or the following number of hours, if less: _____. Note: This requirement does not apply to the Top-Heavy
                       ----
          minimum Allocation.

          (b)  [x]  Last Day of Year.  The employee must be employed on the last
                    ----------------
          day of the Plan Year.

          (c)  [ ]  Waiver of Above Requirements for Death, Disability or Normal
                    ------------------------------------------------------------
          Retirement.  The hours requirement in (a) and the last day of the Plan
          ----------
          Year requirement in (b) (if elected) shall be waived if the Participant's termination of employment is after the normal retirement date or results from death or disability.

          (d)  [ ]  Waiver of Above Requirements for Matching Con tributions.
                    --------------------------------------------------------
          The hours requirement in (a) and the last day of the Plan Year requirement in (b) (if elected) shall be waived with respect to Employer matching contributions.

     4.6  Employee Contributions.  Voluntary non-deductible contributions by
          ----------------------
     Employees

          [ ]  are permitted.

          [x]  are not permitted.
                   ---

V.   VESTING AND ACCOUNTING.
     ----------------------

     5.1  Valuation.
          ---------

          (a) Regular valuation dates shall be (select one):

               [ ]  annual

               [ ]  semi-annual

               [ ]  quarterly

               [x]  monthly

          (b) Adjustments to valuation for a distribution or segregation of accounts between valuation dates:

               [ ] Use value as of last regular valuation date without adjustment.

               [ ] Use special valuation date at end of month prior to payment or segregation.

               [ ] Use value as of last valuation date with interest to end of month prior to payment or segregation at the rate of 6% per annum or specify other rate:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

               [x]  Other:     Daily
                           -----------------------------------------------------

     ---------------------------------------------------------------------------


     5.2  Vesting Schedule.  A Participant's interest attributable to Employer
          ----------------
     contributions shall be vested as follows [select (a), (b) or (c) and (d) if applicable. Note: Cash or Deferred Contributions are not subject to the
                  ----
     vesting schedule selected and shall be look vested at all times.]

          (a) [ ] 100% at all times (must be selected if eligibility is longer than one year).

          (b) [ ] Top-Heavy Plans: A Participant's vested interest shall be determined pursuant to the elected vesting schedule (Note: a vesting schedule may be used only if the service requirement in Section 3.2 does not exceed one year):

                    (i) [ ] 100% vested upon the crediting of years of service (not to exceed 3).

                    (ii)  [x]    Years of Service  Vested Percentage
                                 ----------------  -----------------

                                      1                    0%
                                      2                   20%
                                      3                   40%
                                      4                   60%
                                      5                   80%
                                      6                  100%

                    (iii) [ ]  Years of
                                Service                   Vested Percentage
                               --------                   -----------------

                                 1           ___%  (not less than 0)
                                 2           ___% (not less than 20)
                                 3           ___% (not less than 40)
                                 4           ___% (not less than 60)
                                 5           ___% (not less than 80)
                                 6           ___%(not less than 100)

               (c)  [ ]  Non Top-Heavy Plans.  A Participant's vested interest
                         -------------------
          shall be determined pursuant to the elected vesting schedule (Note: a
                                                                        ----
          vesting schedule may be used only it the service requirement in
          Section 3.2 does not exceed one year):
                           ---

                    (i) [ ] 100% vested upon the crediting of _____ years of service (not to exceed 5). If the Plan becomes top-heavy, the elected number of years shall become 3 if a greater number is designated.

                    (ii) [ ]   Years of Service  Vested Percentage
                               ----------------  -----------------

                                      1                   0%
                                      2                   0%
                                      3                  20%
                                      4                  40%
                                      5                  60%
                                      6                  80%
                                      7                 100%

               If the Plan becomes top-heavy, the schedule set forth in (b)(ii) above shall be used.

                    (iii) [ ]  Years of
                                Service                    Vested Percentage
                               --------                    -----------------

                                   1                    ___%  (not less than 0)
                                   2                    ___%  (not less than 0)
                                   3                    ___% (not less than 20)
                                   4                    ___% (not less than 40)
                                   5                    ___% (not less than 60)
                                   6                    ___% (not less than 80)
                                   7                    ___%(not less than 100)

                    If the Plan becomes top-heavy, the schedule shall be modified to the extent necessary to comply with the limits set forth in (b)(iii) above.

               (d)  [ ]  Matching Contributions.  A Participant's interest
                         ----------------------
          attributable to Employer Matching Contributions shall be subject to the following vesting schedule (if different from the schedule elected in (a), (b) or (c) of this Section:

                    (i)   [ ]  100% at all times.

                    (ii)  [x]  Years of Service  Vested Percentage
                               ----------------  -----------------

                                      1                   0%
                                      2                  20%
                                      3                  40%
                                      4                  60%
                                      5                  80%
                                      6                 100%

                    (iii) [ ] Years of
                              Service                    Vested Percentage
                              --------                   -----------------

                                 1                  ___%  (not less than 0)
                                 2                  ___% (not less than 20)
                                 3                  ___% (not less than 40)
                                 4                  ___% (not less than 60)
                                 5                  ___% (not less than 80)
                                 6                  ___%(not less than 100)

     5.3  Years of Service for Vesting Purposes (complete only if 5.2(b) or (c)
          ---------------------------------------------------------------------
     or 5.4(i) or (ii) is elected):
     -----------------------------

          (a) Years of Service shall include service prior to the original effective date of this plan or a predecessor plan:

                    [x]  Yes.

                    [ ]  No, specify original effective date:
                         _______________________________________.


          (b) in order to complete a year of service for vesting purposes, an employee must complete 1,000 hours of service in the Vesting Computation
     Period unless a lower number of hours is designated:   N/A  .  The vesting
                                                          -------
     computation shall be the 12 month period beginning on the first day of each Plan Year.

          (c) Years of service for vesting purposes shall include service with the following Employers during periods in which service is not otherwise required to be counted [designate date after which service is counted, if limited]. Note: This section does not have to be completed if the only
                ----
     service counted is with Employers which are required to be aggregated under Code (S)414(b), (c), (m), (n) or (o).

                                                              Date After Which
          Name of Employer                                   Service is Counter
          ----------------                                   ------------------
          NOT APPLICABLE
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
          (Service may only be counted it the Employer continues all or a portion of the business of the Employer designated in this Section.)

          NOT APPLICABLE

     5.4  Change in Vesting Schedule (Restated Plans Only).  If above schedule
          ------------------------------------------------
     is a change in a vesting schedule from the prior plan and 5.2(a) is not selected, the above vesting schedule shall apply [select one]:

     [ ]   (a) to all Participants (except as provided in Section 5.7(c) of the
     Plan).

     [ ]   (b) to employees hired after the effective date specified; Schedule selected below will apply to all others.

     [ ]   (c) to employees who become Participants after the effective date.
     Schedule selected below will apply to all others.

     If (b) or (c) is selected, the following schedule shall be used for employees not subject to new vesting schedule (Note: This schedule may
                                                    ----
     not be longer than vesting schedule in effect immediately prior to the effective date of this Plan):

           [ ]   (i)  Cliff Vesting
                      -------------

                    Service   Vested Percentage
                    -------   ---------------------------------------

                       1      _____%
                       2      _____%
                       3      _____% (at least 100% is top-heavy)
                       4      _____%
                       5      _____% (at least 100% if not top-heavy)

           [ ]   (ii) Graduated Vesting
                      -----------------


                                                 Vested Percentage
                                  ---------------------------------------------
                                                  Minimum Percentages
                                             ----------------------------------
                                                    Non
              Service                            Top-Heavy          Top-Heavy
            -----------                      -----------------    -------------
                 1      _____%                      0%                  0%
                 2      _____%                      0%                 20%
                 3      _____%                      20%                40%
                 4      _____%                      40%                60%
                 5      _____%                      60%                80%
                 6      _____%                      80%               100%
                 7      _____%                     100%


     5.5  Forfeitures of non-vested interests shall be (select one):

          [ ]  Reallocated to accounts of remaining Participants.

          [x] Applied to reduce contributions by the Employer. Specify if contributions to be reduced are limited to the following:

               [x]  Employer matching Contributions.

               [x]  Employer Profit-Sharing Contributions.

VI.  LIMITATIONS ON ALLOCATIONS AND BENEFITS.
     ---------------------------------------

     The Employer hereby adopts the following provisions necessary to comply with the limitations of Code Section 415. (Note: This language will
                                                ----
     generally only be necessary in the event the Employer has ever maintained a defined benefit pension plan or a Participant's benefit in a defined benefit pension plan need be taken into account in determining the limitation on the Participant's allocation under this Plan.)

           NOT APPLICABLE
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

VII  DISTRIBUTION PROVISIONS.
     -----------------------

     7.1  Retirement Dates.
          ----------------

          (a) Normal Retirement Date.  The Normal Retirement Date shall be the
              ----------------------
     date on which the Participant attains the age of   65   (not older than 65)
                                                      ------
     and (if applicable) is at least  5  years after his date of employment.
                                     ---

          (b) Early Retirement Date (complete only if applicable).  The Early
              ---------------------
     Retirement Date shall be the date on which the Participant attains the age of _____ (not older than 64) and (if applicable) is at least years _____ after his date of employment.

     7.2  Time of Distribution.  Distribution will be permitted to commence at
          --------------------
     the election of a Participant or Beneficiary (subject to the limitations set forth in section 7.3 below) as soon as administratively feasible following [check Earliest Permitted Event]:

          [x]   (a)  Termination of employment.

          [ ]   (b)  The next regular valuation date following the termination of employment.

          [ ]   (c)  The Anniversary Date following termination of employment.

          [ ]   (d)  _______ years after termination of employment.

          [ ]   (e)  Age _______ (after termination of employment).

          [ ]   (f)  Early Retirement Age (if Participant has terminated
          employment).

          [ ]   (g)  Normal Retirement Age.

          If (a) is not selected, the foregoing limits shall not apply to a
                    ---
          Participant or Beneficiary who has a vested interest which does not exceed $3,500, or, if greater, $______ (specify if a higher amount is desired).

                [ ] Distribution after, Normal Retirement Age can commence before termination of employment (check if applicable).

     7.3  Restrictions on Distributions (check any applicable restriction):
          -----------------------------

          [x]   (a)  installment distributions shall not be permitted (check if
                                                     ---
          applicable).

          [ ]   (b)  Lump sun distributions shall be subject to the following limitations (check if restrictions are to apply):

                [ ]  Lump sums are not available.

                [ ] Lump sums are not available to Participants with a vested interest in excess of $_________ unless the Participant's termination of employment is after or as a result of (Check if applicable:)

                [ ]  Normal Retirement Age.

                [ ]  Early Retirement Age.

                [ ]  The attainment of Age ________
                                          (specify)

                [ ]  Death.

                [ ]  Disability.

                [ ]  Advance notice of ____________ is required.

          [ ]   (c)  Partial distributions (which are not a part of an
          installment distribution) shall be subject to the following limits:

                [ ]  Partial distributions are not available.

                [ ] A partial distribution shall require ___ days prior written notice from a Participant or Beneficiary.

          [ ]   (d)  Other Restrictions (specify):
                                                   ----------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
          (Any other restriction must not discriminate in favor of highly compensated with respect to the availability of any form of benefit.)

          [ ]   (e)  Distributions pursuant to Qualified Domestic Relations orders shall not be subject to the restrictions on distributions made
                       ---
          after termination of employment.  (Check if applicable).

          NOT APPLICABLE
     7.4  Annuity Distributions (check if applicable):
          ---------------------

          [ ] All distributions (except for Participants with vested interests not in excess of $3,500) shall be subject to the annuity distribution rules which require the election of the Participant and the consent of the Participant's spouse (if the Participant is married) for distribution to be made in a form other than a joint and survivor annuity.

     7.5  Withdrawals.
          -----------

          (a) Employer Contributions.  Withdrawal of Employer contributions
              ----------------------
     which were made at least two years prior to the date of withdrawal

              [ ] is permitted. Withdrawals shall be limited to (check applicable limitations if desired):

                  [ ] Participants who have completed ______ years of service (specify).

                  [ ] Participants who have attained the age of ______
                  (specify).

                  [ ] Participants who have attained the Early Retirement Age.

                  [ ] Other:
                             ---------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------


                  [x] is not permitted.
                         ---

          (b) Employee Contributions.  Withdrawal of employee after tax
              ----------------------
     contributions (but not earnings thereon) N/A

              [ ]  is permitted.          [x]  is not permitted.
                                                  ---

          If withdrawal is permitted, it shall be subject to the following restrictions (specify):
                             ---------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     (any restriction must not discriminate in favor of highly compensated employees with respect to the availability of a withdrawal.)

          (c) Cash or Deferred Contributions.  Withdrawal of cash or deferred
              ------------------------------
     contributions (but not earnings thereon) on account of hardship

              [x]  is permitted.          [ ]  is not permitted.
                                                  ---

          (d) Employer Matching Contributions.  Withdrawal of Employer Matching
              -------------------------------
     contributions on account of hardship (as defined for cash or deferred contribution withdrawals)

              [ ]  is permitted.          [x]  is not permitted.
                                                  ---

     7.6  Loans.  Participant loans
          -----

              [x]  are permitted.         [ ]  are not permitted.
                                                   ---

          If loans are permitted and are limited to any of the following sources, please check applicable limitations:

          [ ]  Cash or Deferred Contributions.

          [ ]  Matching contributions.

          [ ]  Other Employer Contributions.

          [ ]  Amounts Rolled to this Plan or Transferred to this Plan.

VII INVESTMENT OF TRUST FUND.
    ------------------------

     8.1  Directed Investment (check if applicable):
          -------------------

          [ ] Directed investment shall be permitted to the extent determined by the Trustee and Administrator.

          [x] Directed investment shall be permitted in elective investment funds established by the Trustee and Administrator.

          NOT APPLICABLE
     8.2  Investment in Employer Securities (check if applicable and specify
          ---------------------------------
     percentage if percentage is greater than 10%):

          [ ] Investment in Employer securities is permitted up to _____% of Trust Fund. If this option is selected, it is a specific purpose of the Trust Fund to invest in Employer Securities up to the stated percentage of the Trust Fund's assets.

          NOT APPLICABLE
     8.3  Investment in Insurance Contracts (check if applicable):
          ---------------------------------

          [ ] Investment in insurance contracts on the lives of Participants shall be permitted.

     8.4  Multiple Trustees.  In the event more than one Trustee has been
          -----------------
     assigned, the responsibility for the investment and custody of an asset of the Trust Fund, the following number of Trustees must execute any document of conveyance, purchase or transfer of such asset (check applicable provision):

          [ ]  All such Trustees.

          [ ]  A majority of such Trustees.

          [ ]  Two or more of such Trustees.

          [x]  Any one of such Trustees.

IX.  TOP-HEAVY PROVISIONS.
     --------------------

     The Employer hereby adopts the following additional provisions necessary to comply with the limitations of Code Section 416 if the Plan provisions do not cover the necessary limitations:

         NOT APPLICABLE
     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------


X.   GENERAL PROVISIONS.
     ------------------

     10.1 Plan Sponsor.  The Sponsor of this Volume Submitter Plan and Trust is
          ------------
  Colorado Lawyers Pension Association. Colorado Lawyers Pension Association shall not be responsible for the completion of the adoption agreement or for any advice given by members of Colorado Lawyers Pension Association. Each member of

  Colorado Lawyers Pension Association shall be solely responsible for the use of the plan by any client of that member.

     10.2 Consent of Sponsor.  This Plan may be adopted as a Volume Submitter
          ------------------
  Plan only with the approval of the Sponsor.

     10.3 Amendment by Employer. If the Employer modifies the Adoption Agreement
          ---------------------
  by making an amendment or election not permitted in the Adoption Agreement, the Plan will be considered an individually designed Plan and will not continue to qualify as a Volume Submitter Plan.

     10.4 Reporting to Government Agencies.  The Employer shall be responsible
          --------------------------------
  for all reports concerning the Plan to government agencies including by way of example but not by way of limitation, annual reports on Form 5500, 5500-C, 5500-R or 5500 EZ and any schedules or attachments thereto. Colorado Lawyers Pension Association is not responsible for any of such reports, including Forms 5500, 5500-C, 5500-R or 5500-EZ.

     10.5 Reliance on Opinion Letter.  The Adopting Employer may not rely on an
          --------------------------
  opinion letter issued by the Internal Revenue Service to the Plan Sponsor as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification. The Employer must apply to the appropriate Key District Office for a determination letter.

          IN WITNESS WHEREOF, the Adopting Employer and the Trustee have
executed this Agreement and have accepted its terms this   29th   day of
                                                         --------
MARCH___  1995.
-----       --

                              ADOPTING EMPLOYER:

                              PAN AMERICAN BANK, FSB


                              By /s/ Lawrence J. Grill
                                 ---------------------
                                 Title:  PRESIDENT & CEO
                                         ---------------


                              TRUSTEE:

                              (a)  If a corporation is designated:

                              Name:  ADVISORS TRUST COMPANY


                              By /s/ [Signature Illegible]
                                 -------------------------
                                 Title:  PRESIDENT
                                         ---------


                              (b) If individuals are designated as Trustee:

                                  NOT APPLICABLE
                              -----------------------------------------------

                              -----------------------------------------------

                              -----------------------------------------------

                              -----------------------------------------------

                              -----------------------------------------------

                              -----------------------------------------------


                              SPONSOR:

                         The Sponsor approves the Employer's adoption of the
                          Plan:

                              REBER & ASSOCIATES, LTD.


                              By /s/ [Signature Illegible]
                                 -------------------------

                            SUMMARY PLAN DESCRIPTION



                                    FOR THE



                               PAN AMERICAN BANK

                           401(K) PROFIT SHARING PLAN

                               WOULD YOU LIKE TO:

                              PAY LESS INCOME TAX?

                       BUILD A LONG-TERM SAVINGS ACCOUNT?

                     HAVE CONTROL OVER INVESTMENT CHOICES?



READ THIS BOOKLET TO LEARN HOW YOU CAN ACHIEVE THESE RESULTS THROUGH A SPECIAL RETIREMENT PLAN OFFERED BY THE PAN AMERICAN BANK 401(K) PROFIT SHARING PLAN.

                  PAN AMERICAN BANK 401(K) PROFIT SHARING PLAN



 I.    INTRODUCTION
       ------------

       What can you do for a brighter future? You can begin saving for your retirement now!

       We devote a great deal of time and energy to our careers. But as important as today's success will be what happens when our working years are over, at retirement.

       We all know that it is necessary to plan for our future. Financial security in the future depends on a sensible and timely approach to savings. However, it is not always easy to get started on a savings plan.

       Through the Pan American Bank 401(k) Profit Sharing Plan, it is easy to start saving and to continue saving. The Plan offers the following special incentives:

       .  Lower taxes on your income.

       .  Tax-deferred investment earnings.

       .  Professionally managed investment choices.

       .  Automatic payroll deductions.

       What Makes a 401(k) Plan Better Than a Regular Savings Account?
       ---------------------------------------------------------------

       Saving on a pre-tax basis in a 401(k) plan means more money in your pocket! With a regular savings account, you save with after-tax dollars. In a 401(k) plan, the amount you decide to save is deducted from your pay before taxes are withheld.

       What does this really mean to you? The bottom line is that you pay less taxes because your taxable income has been lowered. And your take-home pay is greater than if you saved with a traditional savings account.

       The following table will help you see the advantage of saving through a 401(k) plan versus savings with after-tax dollars in a regular savings account. In this example, the employee has saved $225 in income taxes, which translates into an increase in take-home pay of $225.
                             ------------------------------------

                      REGULAR SAVINGS
                          ACCOUNT                             401(K) PLAN
                    -----------------                        -------------
Annual Pay                   $ 25,000    Annual Pay               $ 25,000
                                         6% to 401(k)              - 1,500
                          -----------                        -------------
Taxable Pay                  $ 25,000    Taxable Pay              $ 23,500
Estimated Tax                 - 3,750    Estimated Tax             - 3,525
6% to Savings                 - 1,500
Take-Home Pay                $ 19,750    Take-Home Pay            $ 19,975
                          ===========                        =============
                          ===========                        =============

Your Savings Acct.           $  1,500    Your 401(k) Acct.        $  1,500
Your Tax Savings                 +  0    Your Tax Savings           +  225
                          -----------                        -------------
Your Total Savings           $  1,500    Your Total Savings       $  1,725
                          ===========                        =============



 II.   ELIGIBILITY
       -----------

       The 401(k) Plan is open to all employees. To participate in the Plan, you must be employed with the Company for at least six months.

       Your participation begins on the first day of the calendar month after you meet the eligibility requirements.

       For example:

       If you start work on April 1, 1996, you would complete six months of service on September 30, 1996. You would be eligible to join the Plan on October 1, 1996.

       If you terminate your employment after you become a Plan participant and then are rehired at some future date, you are eligible to participate in the Plan again on the first day that you complete one Hour of Service following your reemployment.


 III   CONTRIBUTIONS
       -------------

       Tax-Deferred Contributions
       --------------------------

       Contributions to the 401(k) plan are deducted from your salary before any state or federal income taxes are withheld. Therefore, any taxes due on these contributions (and their earnings) are deferred until the money is actually paid out to you. For many employees, this will occur at retirement, a time when your taxable income may be considerably less.

       Contribution Limits
       -------------------

       You may contribute up to 15% (in whole percentages) of your total salary on a tax-deferred basis. The percentage you choose to defer is automatically deducted from your paycheck and contributed to your "401(k) Contribution Account."

       Current tax laws limit your annual 401(k) contribution to no more than $9,500 in 1996. This amount is adjusted annually by the Secretary of the Treasury. Under some circumstances, federal regulations may further limit the amount an individual is allowed to contribute to ensure that the plan does not favor employees at higher income levels. If a reduction in your contribution level is necessary, you will be notified in writing.

       Profit Sharing Contributions by the Company.
       -------------------------------------------

       The Company may contribute an additional amount to the Plan each Plan Year. If a profit sharing contribution is made for the Plan Year, the contribution will be allocated to your Employer Account (if you are an eligible participant) as a percentage of your compensation for the year. If you are an employee newly eligible to participate in the plan, the contribution will be allocated only on the compensation you earned following the entry date an which you become a participant.

       You must be employed on the last day of the Plan Year to share in the Employer contribution.


 IV.   VESTING
       -------

       The amount in your 401(k) Contribution Account is always 100% vested and nonforfeitable. This means you have complete ownership in this account and are entitled to receive the full balance when you leave the firm.

       The amount in your Employer Profit Sharing Contribution Account will vest based on your years of service under the following schedule. If you leave the Company's employ, you will be entitled to receive the vested percentage of the amount in your account.

       Years of Service      Vested Interests
       ----------------      -----------------

             0-1                     0%
               2                    20%
               3                    40%
               4                    60%
               5                    80%
           6 or more               100%

 V.    FORFEITURES
       -----------

       Forfeitures are created when participants terminate employment before becoming entitled to the full benefits under the Plan. These forfeited amounts will be used to reduce your Employees contributions to the plan.


 VI.   TRANSFERS FROM QUALIFIED PLANS (ROLLOVERS)
       ------------------------------------------

       At the discretion of the Administrator, you may be permitted to deposit into your Plan distributions you have received from other plans. Such a deposit is called a "rollover" and may result in tax savings to you. You should consult qualified counsel.


 VII   PLAN INVESTMENTS
       ----------------

       The Plan provides you the flexibility to direct your investments to match your needs.

       Portfolio I:  Short-Term Bond Blend
       -----------------------------------

       This Portfolio is invested in money market instruments and short term bonds. The allocation of assets is designed to provide a competitive rate of return with a primary emphasis on capital preservation.

       Portfolio II:  20/80 Blend (20% Stocks and 80% Bonds)
       -----------------------------------------------------

       This diversified investment Portfolio includes a much higher component of fixed income securities (80%) than stocks (20%) with much of the assets invested in money market instruments. The stock portion of the portfolio includes large mid-sized and small U.S. companies and large international companies.

       Portfolio III:  40/60 Blend (40% Stocks and 60% Bonds)
       ------------------------------------------------------

       This diversified investment Portfolio has a larger investment in fixed income securities (60%) than in stocks (40%). The fixed income holdings include money market instruments and intermediate/long-term bonds. The stock portion has a heavy investment in large U.S. companies, plus large international companies and small and mid-sized U.S. growth companies,

       Portfolio IV:  60/40 Blend (60% Stocks and 40% Bonds)
       -----------------------------------------------------

       More of this diversified Portfolio is invested in stocks (60%) than in bonds (40%). Long term growth is provided by the stock portion which includes international companies, as well as small and mid-sized U.S. growth companies. A portion is invested in income stocks with higher than average dividend yields. The fixed portion is invested in intermediate/long-term bonds.

       Portfolio V:  80/20 Blend (80% Stocks and 20% Bonds)
       ----------------------------------------------------

       A larger commitment to small and mid-sized companies expected to have above-average growth characterizes the stock portion (80%) of this diversified investment Portfolio. Stocks of large U.S. companies make up over half the portfolio and 15% is invested in international companies. The Bond portion (20%) is invested in intermediate/long-term bonds.

       Portfolio VI:  Equity Blend
       ---------------------------

       This 100% stock fund includes small and mid-sized companies, as well as a major commitment to international companies. Over half the Portfolio is invested in large U.S. companies.

       For more detailed information on your investment alternatives, see your Enrollment Packet.

       Should you want to:

       1. Change your investment choices for future contributions, or
       2. Transfer your existing account balance from one investment portfolio to another,

       complete the appropriate election form found in the Enrollment Packer or call the Reber Group at 1-800-932-5501.

       Valuations
       ----------

       Your account is valued for any increase or decrease in the fair market value an a daily basis. The Reber Group will prepare a statement of account each quarter detailing your transactions from one statement to the next. This statement will show your beginning balance, contributions, investment transfers, any earnings on your account and your ending balance.

 VIII  PARTICIPANT LOANS
       -----------------

       The Company allows you to borrow against the value of your Accounts in the 401(k) Profit Sharing Plan. Loans are available to help you meet your financial needs, but remember, they must be repaid.

       Eligibility
       -----------

       All Plan participants may apply for a loan. Loan applications are available from the Plan Administrator.

       Your loan will be approved if (1) you have sufficient funds available in your Account as determined by the formula below; (2) you are not under a "financial hardship" such that the requested loan may be in jeopardy of default; and (3) you are competent to enter into legal contracts.

       How Much May Be Borrowed?
       -------------------------

       A loan may not exceed the lesser of:

       (a) 50% of the combined vested value of your Account.

       (b) $50,000 reduced by the excess (if any) of:

               The highest loan balance during the one-year period preceding the date of the loan, over
               The outstanding balance of loans on the date this loan is made.

       The minimum loan amount is $1,000.

       Interest Rates
       --------------

       The law requires that the Plan charge an interest rate comparable to that being charged by commercial lenders. See your Plan Administrator for current rates and details.

       Loan Repayment Period
       ---------------------

       Loans must be repaid within a maximum period of 5 years, unless they are for the purchase of your primary residence. Residential loans must be repaid within 20 years. Payments must be made on at least a quarterly basis.

       Payments are made by payroll deductions.

       Loans must be amortized equally over the life of the loan, providing substantially equal payments of principal and interest payments.

       Default on Loan
       ---------------

       If you fail to pay the full amount of any payment on the date such payment is due, or if a required spousal consent is effectively revoked or otherwise becomes invalid or inoperative, then the loan is considered in default. If a default occurs at a time when a distribution is prohibited by law (e.g., prior to age 59-1/2 or termination of employment), then the defaulted loan is declared a deemed distribution.

       A deemed distribution will not result in the immediate reduction of your Account, but in all other respects, the outstanding indebtedness win be treated as a distribution. For example, the Plan Administrator will direct the Trustee to issue the appropriate tax forms so that the outstanding balance of your loan will be reported to the IRS as gross income, and as such, will be subject to federal and state income taxes in the year of default. Also, unless you are at least age 59-1/2, you will be required to a pay a 10% penalty tax on the deemed distribution.

       Spousal Consent Required
       ------------------------

       If you are married, you must obtain your spouse's consent to obtain a loan. Your spouse must sign the appropriate forms as provided by the Plan Administrator, and your spouse's signature must be notarized by a notary public.

       Administrative Fees
       -------------------

       Your Account will be charged the following administrative fees for each outstanding loan:

          $60  Setup charge
          $60  Annual administrative fee


 IX.   IN-SERVICE WITHDRAWALS
       ----------------------

       Hardship Withdrawal
       -------------------

       Because 401(k) plans are designed to encourage long-term savings, withdrawals are limited by law. This is the government's trade-off for allowing you the advantages of saving with pre-tax dollars. However, if you have an immediate and heavy financial hardship, and you have no other resources available to meet this financial need, you may be permitted to withdraw an amount necessary to meet the hardship. The law is very strict, thus the Plan only permits hardship withdrawals to cover:

     1. Non-reimbursable medical expenses previously incurred by yourself or your dependents, or funds necessary for yourself or dependents to obtain medical care;

     2. The purchase of your primary residence;

     3. Payment of amounts necessary to prevent eviction from, or foreclosure on the mortgage of, your primary residence; or

     4. Payment of tuition for the next 12 months of post-secondary education for yourself or dependents.

     Furthermore, hardship withdrawals are subject to the following conditions:

     1. You can only withdraw the amount necessary to satisfy your financial need (however, the amount withdrawn may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution);

     2. You can only withdraw your own 401(k) Contributions -- you cannot withdraw the income earned on your contributions or any Company contribution;

     3. You must first obtain all distributions and all nontaxable loans currently available under all plans maintained by the Company;

     4. You are prohibited from contributing to any plans sponsored by the Company for at least 12 months after receipt of the hardship withdrawal;

     5. You may only make one hardship withdrawal in each Plan Year; and

     6. The maximum amount of pre-tax elective contribution for the year after the year you received the hardship withdrawal will be reduced by the amount of pre-tax contribution you made to the Plan in the year of the hardship withdrawal.

     Money withdrawn from your 401(k) account becomes taxable in the year withdrawn. In addition, if you take a hardship withdrawal prior to attaining age 59-1/2, the amount that is withdrawn will be subject to a 10% penalty tax.

     As a practical matter, you should not consider your money in the Plan to be available for current needs, and you should not put money in the 401(k) Plan if you suspect you might need it in the near future. Remember, this is not "rainy day" money -- you are saving for your retirement.

       Withdrawals After Age 59-1/2
       ----------------------------

       Upon attaining age 59-1/2, you may withdraw your entire account balance without penalty, but the amount withdrawn will be taxable in the year it is withdrawn.

       After receiving an age 59-1/2 withdrawal, you may continue to participate in the Plan.


 X.    NORMAL RETIREMENT AGE
       ---------------------

       The normal retirement age is the date you attain age 65 and at least 5 years after your date of employment with Pan American Bank.


 XI.   PAYMENTS WHEN YOU ARE NO LONGER EMPLOYED
       ----------------------------------------

       When you leave the firm for any reason, you are entitled to the vested balance in your Account(s). If your total Account(s) balance is $3,500 or less, you will receive your full balance in a lump sum cash payment. If your total Account balance is more than $3,500, you (and your spouse, if you are married) may elect to postpone payment of your Account until a later date. You will be provided forms on which to make this election and you may change your election at any time.

       In the event of your death, your vested balance will be distributed to your beneficiary. The beneficiary of a participant who has been married for at least one year will be his surviving spouse unless the spouse consents in writing to the designation of another beneficiary.


 XII.  MANDATORY DISTRIBUTIONS
       -----------------------

       Whether you are actively employed by the Firm or not, you must begin receiving your retirement benefits no later than April 1 of the calendar year following the year in which you reach age 70-1/2.


 XIII. TAXES ON BENEFITS
       -----------------

       You do not pay taxes on the money in your account until you actually receive it. Until then, it is sheltered from federal and state income tax. When payment is actually made, the total amount received will be subject to tax.

     The amount of tax you pay depends on the type of distribution you elect and the tax laws in effect when the payment is made.

     When you leave the Company, you may continue to defer taxes by transferring your account to a special rollover IRA or to the qualified retirement plan of another employer. A payment from the Plan that is eligible for "rollover" can be taken in two ways. You can have all or any portion of your payment either (1) PAID IN A "DIRECT ROLLOVER" or (2) PAID TO YOU. A rollover is a payment of your Plan benefits to your individual retirement arrangement (IRA) or to another employer plan. This choice will affect the tax you owe.

     If you choose a DIRECT ROLLOVER

          . Your payment will not be taxed in the current year and no income tax will be withheld.

          . Your payment will be made directly to your IRA or, if you choose, to another employer plan that accepts your rollover.

          . Your payment will be taxed later when you take it out of the IRA or the employer plan.

       If you choose to have your Plan benefits PAID TO YOU

          . You will receive only 80% of the payment, because the Plan administrator is required to withhold 20% of the payment and send it to the IRS as income tax withholding to be credited against your taxes.

          . Your payment will be taxed in the current year unless you roll it over. You may be able to use special tax rules that could reduce the tax you owe. However, if you receive the payment before age 59-1/2, you also may have to pay an additional 10% tax.

          . You can roll over the payment to your IRA or to another employer plan that accepts your rollover within 60 days of receiving the payment. The amount rolled over will not be taxed until you take it out of the IRA or employer plan.

          . If you want to roll over 100% of the payment to an IRA or an employer plan, you must find other money to replace the 20% that was withheld. If you roll over only the 80% that you received, you will be taxed on the 20% that was withheld and that is not rolled over.

       Without a rollover, most withdrawals before age 59-1/2 (other than for disability or death) result in an additional federal penalty tax equal to 10% of the amount received.

       Withdrawals after age 59-1/2 are subject only to income tax and may qualify for favorable "five year averaging" tax treatment.

       Before you apply for distribution of your accounts, you should consult with a tax advisor about the consequences of the various types of payment.


 XIV   BENEFICIARY DESIGNATION
       -----------------------

       You may designate a beneficiary, or beneficiaries, who will receive any benefits payable at your death. If you are married, and your designated beneficiary is to be someone other than your spouse, your spouse must consent to the designation. His or her consent must be on a form provided by the Plan Administrator and must be notarized by a notary public.

       Your beneficiary may be changed at any time by written designation filed with the Plan Administrator. If you are married, your spouse must consent to any change in beneficiary(ies). If you do not name a beneficiary or if the beneficiary you name is not alive, the amount in your accounts will be paid to your surviving spouse, or if none, as provided in the Plan.


 XV.   TOP HEAVY PLAN REQUIREMENTS
       ---------------------------

       The Internal Revenue Service has issued special rules establishing minimum vesting and benefit formulas for plans which are "top heavy." If the Company's plans become top heavy, and compliance with the additional rules imposed by the IRS becomes necessary, you will be notified.


 XVI   CONTINUANCE OF PLAN
       -------------------

       The Company reserves the right to amend or terminate the Plan at any time.

       Amendment
       ---------

       The firm shall ensure that no amendment:

       1. Provides in any way for the use or diversion of Plan assets for any purpose other than the exclusive benefit of the participants and their beneficiaries, including the payment of the administrative expenses of the Plan and Trust;

       2. Reduces the vested percentage of the amount credited to the account of any participant or beneficiary; or

       3. Provides for the direct or indirect reversion of Plan assets to the Company.

       Termination of Plan
       -------------------

       The firm anticipates and fully intends that the Plan will be a permanent program for the exclusive benefit of the participants and their beneficiaries. The firm, however, reserves the right to terminate the Plan at any time if such action becomes necessary.

       If it is necessary to discontinue the Plan, all Plan assets will be used to provide benefits for Plan participants. No part of the Plan assets will be returned to the firm.


 XVII  CLAIMS PROCEDURE
       ----------------

       A claim is made whenever a participant or a participant's beneficiary submits a written request for benefits to the Plan Administrator. If the claim is wholly or partially denied, the Plan Administrator will supply you with a written notice explaining the reasons for the denial within 60 days of the date you filed your claim. After you receive the written notice, you may appeal the denial of the Claim under the Claim Review Procedure, as stated below.

       Notice of Decision on Your Claim
       --------------------------------

       The Plan Administrator will provide to every claimant who is denied benefits a written notice that contains:

       1. The specific reason or reasons for the denial;

       2. Reference to specific Plan provisions on which the denial is based;

       3. A description of any additional material or information necessary to correct the claim and an explanation why the material or information is necessary; and

       4. An explanation of the Plan's claim review procedure. If you do not receive notice of the decision on your claim within the 60-day period following the filing of your claim, you can consider the claim denied.

       Claim Review Procedure
       ----------------------

       If your claim has been denied in whole or in part, you have the following rights of appeal under the Claim Review Procedure:

       1. You can submit a written request for a full and fair review of the denial of your claim;

       2. You can review all documents relevant to the denial of your claim; and

       3. You can submit additional issues or comments to the Plan Administrator as part of your appeal.

       If you submit your claim for review, the Plan Administrator will notify you, in writing, of its decision within 60 days after you file your appeal. If your appeal has been denied, the decision will set forth the specific reason or reasons for the denial and will cite the Plan provisions on which the denial is based. The decision of the Plan Administrator is final. You may, however, file your claim for benefits in a state or federal court.


 XVIII MISCELLANEOUS
       -------------

       Participant's Rights
       --------------------

       The terms of your employment are not affected in any way by the Plan and Trust. Nothing in the Plan or Trust can be construed as providing you or any other person with any legal or equitable right against the firm, except as explicitly stated in the Plan or Trust, or as required by law.

       Insurance of Benefits
       ---------------------

       Under ERISA, the benefits of defined contribution plans are exempted from coverage by the Pension Benefit Guaranty Corporation. Since this Plan is a defined contribution plan, your benefits under the Plan are not federally insured.

       Alienation of Benefits
       ----------------------

       Under federal law, you cannot assign or alienate your Plan benefits before you receive them. In addition, to the extent permitted by law, your creditors cannot attach, garnish, execute against, or otherwise subject your account balance to legal or equitable process. One exception to this rule is a payment made pursuant to a Qualified Domestic Relations Order (QDRO). A QDRO is a court order or decree that compels the Plan Administrator to pay or allocate a portion of your benefits to someone else, generally your spouse, ex-spouse, or child. The Plan Administrator will promptly notify any participant whose benefits are the subject of a court order and will determine within a reasonable period of time whether the court order is in fact a QDRO.

       Controlling Law
       ---------------

       This Plan and Trust shall be construed and enforced according to the laws of Colorado. Federal law shall govern in any instance in which state law is preempted.

       Maximum Benefits
       ----------------

       Internal Revenue Service regulations limit the annual amount of contributions and forfeitures that can be allocated to a participants account. These limitations normally apply only to the highest paid employees.


 XIX   A STATEMENT OF YOUR RIGHTS UNDER ERISA
       --------------------------------------

       As a participant in the Company 401(k) Profit Sharing Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 (ERISA). ERISA provides that all plan participants shall be entitled to:

       1. Examine, without charge, at the Plan Administrator's office and at other specified locations, all Plan documents, including insurance contracts, and copies of all documents filed by the Plan with the Department of Labor, such as detailed annual reports and plan descriptions.

       2. Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Administrator may make a reasonable charge for the copies.

       3. Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

       4. Obtain a statement of your total Plan benefits. The statement must be requested in writing and is not required to be given to you more than once a year. The Plan must provide the statement free of charge. In addition to creating rights for Plan participants, MISA imposes duties upon the people who are responsible for the operation of an employee benefit plan. The people who administer your Plan are called "fiduciaries," and have a duty to act prudently in the sole interest of you and other Plan participants and beneficiaries. No one, including your employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a benefit or exercising your rights under ERISA. If your claim for a benefit is denied in whole or in part, you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim.

       Under ERISA, there are steps you can take to enforce the above stated rights. For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 per day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court.

       If the Plan's fiduciaries misuse the assets of the Plan or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, if, for example, it finds your claim is frivolous. If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor Management Services Administration, Department of Labor.

XX.    PLAN DIRECTORY
       --------------
       Plan Name:  Pan American Bank 401(k) Profit Sharing Plan

       Employer and Plan Sponsor:           Pan American Bank, FSB
       (the "Company")                      1300 South El Camino Real, Suite 320
                                            San Mateo, CA 94402
                                            (415) 345-1800

       Employer
       Identification No.:                  94-3201867

       Plan Number:                         001

       Plan Year:                           January 1 - December 31

       Original Effective Date:             April 1, 1995

       Type of Plan:                        401(k) Profit Sharing Plan

       Funding Medium:                      Trust

       Trustee:                             Advisors Trust Company
                                            450 N. Higgins
                                            Missoula, Montana 59802

       Plan Administrator:                  Pan American Bank, FSB
                                            1300 South El Camino Real, Suite 320
                                            San Mateo, CA 94402

       Legal Agent:                         Service of legal process may be made
                                            upon either the Plan Administrator
                                            or upon the Trustee.

       This booklet is a summary of the provisions of the Company 401(k) Profit Sharing Plan. Its purpose is to explain how the Plan works, how you qualify for and ultimately receive Plan benefits, what benefits are available to you, and what your rights are as a Plan participant. We have tried to write this summary in clear, understandable and informal language, but please refer to the Plan document for complete information. In the event of any conflict between this booklet and the Plan document, the Plan document will govern. A complete copy of the Plan document is available for inspection during normal business hours from the Plan Administrator.

                               TABLE OF CONTENTS
                               -----------------



I.        INTRODUCTION................................ 1

II.       ELIGIBILITY................................. 2

III.      CONTRIBUTIONS............................... 2

IV.       VESTING..................................... 3

V.        FORFEITURES................................. 4

VI.       TRANSFERS FROM QUALIFIED PLANS (ROLLOVERS).. 4

VII.      PLAN INVESTMENTS............................ 4

VIII.     PARTICIPANT LOANS........................... 6

IX.       IN-SERVICE WITHDRAWALS...................... 7

X.        NORMAL RETIREMENT AGE....................... 9

XI.       PAYMENTS WHEN YOU ARE NO LONGER EMPLOYED.... 9

XII.      MANDATORY DISTRIBUTIONS..................... 9

XIII.     TAXES ON BENEFITS........................... 9

XIV.      BENEFICIARY DESIGNATION.....................11

XV.       TOP HEAVY PLAN REQUIREMENTS.................11

XVI.      CONTINUANCE OF PLAN.........................11

XVII.     CLAIMS PROCEDURE............................12

XVIII.    MISCELLANEOUS...............................13

XIX.      A STATEMENT OF YOUR RIGHTS UNDER ERISA......14

XX.       PLAN DIRECTORY..............................16



                                       i